FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2007

FEDERAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-23449	59-2935028
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

312 West First Street
  Sanford, Florida 32771
(Address of principal executive offices)

Registrant’s telephone number, including area code: (407) 323-1833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01. Regulation FD Disclosure

On August 2, 2007, Federal Trust Corporation issued a letter to its shareholders discussing second quarter results and other related information.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is being furnished with this Report:

99.1 Shareholder letter (solely furnished and not filed for purposes of Item 7.01).

Date: August 2, 2007

Federal Trust Corporation
(Registrant)

By: /s/ Gregory E. Smith
Gregory E. Smith
Executive Vice President and Chief Financial Officer
(407) 323-1833